Exhibit  32

CERTIFICATION  PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
                        906 OF THE SARBANES-OXLEY OF 2002

In connection with the registration statement of Broadway International Development Corporation on Form 10-SB, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, that to the best of his knowledge:

1. The registration statement fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the registration statement fairly presents, in all material respects, the financial condition and results of operation of the Company.


September  17,  2003

/s/  Jiaping  Jiang
 ------------------------------------
Jiaping  Jiang
Director  and  President